UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported) September 20, 2000
                                                        ------------------


                               GALEY & LORD, INC.
              -----------------------------------------------------
              Exact name of registrant as specified in its charter

               DELAWARE                                  56-1593207
      ------------------------------          -------------------------------
      State or other jurisdiction of          IRS Employer Identification No.
      incorporation or organization


980 Avenue of the Americas, New York, New York            10018
----------------------------------------------          -----------
   Address of principal executive offices                Zip Code

                                  212/465-3000
               --------------------------------------------------
               Registrant's telephone number, including area code

                                 Not Applicable
               --------------------------------------------------
                     Former name, former address and former
                   fiscal year, if changed since last report.

Item 5.   Other Events.

Incorporated by reference herein and attached as an exhibit hereto is the press release of Galey & Lord, Inc. (the "Company") dated September 20, 2000, announcing a series of strategic initiatives aimed at increasing the Company's competitiveness and profitability by reducing costs.


Forward-Looking Statements

This Form 8-K contains statements which constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and
Section 21E of the Securities Exchange Act of 1934, as amended. Those statements include statements regarding the intent, belief or current expectations of the Company and its management team. Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, and that actual results may differ materially from those projected in the forward-looking statements. Such risks and uncertainties include, among other things, competitive and economic factors in the textile, apparel and home furnishings markets, raw material and other costs, weather-related delays, general economic conditions and other risks and uncertainties that may be detailed herein or from time to time in the Company's other reports filed with the Securities and Exchange Commission.




Exhibits
--------
1.   Press Release dated September 20, 2000

                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                    Galey & Lord, Inc.
                                                --------------------------
                                                       (Registrant)





                                                    /s/ Michael R. Harmon
                                                    ---------------------
                                                    Michael R. Harmon
                                                    Executive Vice-President,
                                                    Chief Financial Officer
                                                    (Principal Financial and
                                                    Accounting Officer),
                                                    Treasurer and Secretary





     September 21, 2000
     ------------------
            Date

[GRAPHIC OMITTED]

                              Contact:  Michael R. Harmon
                                        (336) 665-3037


               GALEY & LORD ANNOUNCES MAJOR STRATEGIC INITIATIVES

GREENSBORO, NC, SEPTEMBER 20, 2000/PRNewswire - Galey & Lord, Inc. today announced a series of strategic initiatives aimed at increasing the Company's competitiveness and profitability by reducing costs. This action involves the closing of two of its facilities, consolidating some operations and outsourcing certain yarn production.

The Company is taking the following actions:

1. The Company's denim manufacturing facility at Erwin, North Carolina will be closed. This facility is the highest cost manufacturing operation of Swift Denim's manufacturing facilities. Some of the value added styling will be moved to the Company's Columbus, Georgia facility which will be expanded. Additionally, the Company's recently announced denim joint venture in Mexico will commence shipping the Swift Denim brand fabric early in the new year and will be expanded over the next 12 months to accommodate growing demand in this hemisphere. The closing of the Erwin facility, which has approximately 740 wage and salary employees, will be completed in December 2000.

2. The Galey & Lord Apparel Fabrics Division will close its yarn spinning facility at the Brighton Plant/Shannon, Georgia. The Brighton Plant will continue to be the Company's largest weaving operation. The planned weaving modernization at this plant will continue. The yarn plant closure will impact approximately 600 wage and salary employees and should be completed by December 2000.

3. The Company has entered into a long-term strategic partnership with Parkdale Mills, Inc., the world's largest supplier of sales yarn. Parkdale is a highly modernized, state of the art yarn spinner who has the capability to supply the Company with high quality, cost competitive, ring and open end yarns. The benefit to the Company will be quality yarns at lower costs, as well as reduced working capital needs.

A charge estimated to be $60-$65 million pre-tax for asset write-offs, severance expense and the write-off of certain leases will be taken in the September 2000 quarter. Additionally, the Company expects to incur run-out expenses related to plant closings of $6-$9 million before taxes. These expenses will be charged to operations as incurred primarily in December quarter 2000 and continuing to a lesser extent in March quarter 2001. Of the total closing and run-out costs, approximately $21 million will be cash. Excluding closing and run-out cost, management believes the Company's operations will be profitable in both September and December quarter 2000.


Arthur C. Wiener, Chairman and CEO, commented, "For quite some time we have examined all of the initiatives that could make our Company more profitable in difficult times. We sincerely regret the impact on the lives of the employees that are involved, but these changes are necessary to assure the long-term profitability of our Company.

"Our yarn manufacturing at the Brighton Plant needed capital expenditures of $25-$30 million to modernize and make it cost competitive. Additionally, labor turnover in the spinning area is extremely high and trending worse. Parkdale Mills, from whom we have been purchasing yarns for many years, offers us a source of lower cost, high quality yarn. This partnership for American made yarn will benefit both companies. The Company anticipates that the capital it would have spent in yarn manufacturing will now be used to purchase the newest, state of the art looms for the Brighton weaving operation. We expect to complete such modernization in approximately 3-4 years.

"Denim made at Swift's Erwin, North Carolina facility is the highest cost denim of all the Company's manufacturing facilities. The competitive nature of world-wide production of denim results in the yardage produced at the factory contributing negative margins to the Company. The Company's overall denim business is significantly more profitable without this production.

"As difficult as the actions are, management believes that the cost improvements and margin enhancement that they represent, along with the contribution from our recently announced Mexican denim joint venture, will position the Company to show greater profitability in the future. Additionally, these actions will reduce the Company's working capital needs, therefore lowering its debt at a quicker pace."

In addition to the above strategic initiatives, the Company plans to transfer or refinance $50 million to $70 million of its senior secured debt to Canada and Italy to better utilize cash flows from its foreign operations.

The Company has received approval from its bank group to exclude all of the closing costs, asset writedowns, run-out costs and one time charges associated with the above actions from its bank covenant calculations. Accordingly, the Company fully expects to be in compliance with all of its lenders' covenants.

Galey & Lord is a leading global manufacturer of textiles for sportswear, including cotton casuals, denim and corduroy, as well as a major international manufacturer of workwear fabrics. In order to offer sportswear customers a complete package of fabrics and garments from one source, the Company provides garment manufacturing from its owned and operated garment facilities. The Company also is a manufacturer of dyed and printed fabrics for use in home fashions.

This press release contains statements which constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Those statements include statements regarding the intent, belief of current expectations of the Company and its management team. Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, and that actual results may differ materially from those projected in the forward-looking statements. Such risks and uncertainties include, among other things, competitive and economic factors in the textile, apparel and home furnishings markets, raw materials and other costs, weather-related delays, general economic conditions and other risks and uncertainties that may be detailed, from time-to time, in Galey & Lord's reports filed with the Securities and Exchange Commission.